Evergreen Premier 20 Fund Annual Report as of September 30, 2002

table of contents
1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
6	PORTFOLIO MANAGER INTERVIEW
9	FINANCIAL HIGHLIGHTS
13	SCHEDULE OF INVESTMENTS
16	STATEMENT OF ASSETS AND LIABILITIES
17	STATEMENT OF OPERATIONS
18	STATEMENT OF CHANGES IN NET ASSETS
19	NOTES TO FINANCIAL STATEMENTS
23	INDEPENDENT AUDITORS’ REPORT

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

Mutual Funds:
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment
Management Company, LLC. Copyright 2002.

Evergreen mutual funds are distributed by Evergreen Distributor, Inc.,
90 Park Avenue, 10th Floor, New York, NY 10016.

LETTER TO SHAREHOLDERS

November 2002

William M. Ennis President and Chief Executive Officer	Dennis H. Ferro President and Chief Investment Officer

Dear Evergreen Shareholder,

We are pleased to provide the annual report for the Evergreen Premier 20 Fund, which covers the 12-month period ended September 30, 2002.

Market analysis

The past 12-month period has arguably been one of the most difficult periods in the history of the equity markets. Investors have been confronted with terrorism, a slowing economy, weak earnings, accounting scandals, and the possibility of war with Iraq. In attempting to deal with each of these obstacles, the equity markets have alternately plunged and surged.

The first challenge for equity investors over the past year was the aftermath of September 11. After a significant sell-off, the equity markets soared in the fourth quarter of 2001. Low rates, mild inflation and purchase incentives propelled consumption higher, while signs of an economic rebound improved investor confidence. Solid gains, though, were quickly put into question as Enron’s financial irregularities emerged. At first, it appeared the accounting problems at Enron and its auditor, Arthur Andersen, would just be an isolated incident. But as details surfaced, and other instances of corporate misdeeds arose, investors were soon glued to their televisions watching Congressional hearings. Investor confidence fell, and the markets lost momentum.

Signs of economic strength, however, were very evident in early 2002. Improved activity was seen in manufacturing, and retail sales continued to surprise on the upside. In addition, the U.S. appeared to have attained initial success in the war against terror, as the Taliban was ousted from control in Afghanistan. All of these positives were soon lost on investors as the second quarter witnessed a stark slowdown in economic growth and the accounting scandals widened with WorldCom’s announcement of more than $3 billion in erroneous accounting. This proved to

LETTER TO SHAREHOLDERS continued

ultimately break the spirit of investors, who began to question the veracity of all management teams throughout corporate America. As a result, performance in July was exceptionally poor, as disappointing second quarter economic statistics were accompanied by little momentum in corporate earnings. In Washington, President Bush signed the Sarbanes-Oxley Act of 2002, which among other things, required corporate CEOs and CFOs to attest to the accuracy of their financial statements on a quarterly basis. We believe this will prove to be a monumental initial step in improving investor confidence going forward.

Fears of terrorism and escalating tensions with Iraq, however, soon overwhelmed corporate credibility as the major enemies of the equity markets. Drastically reduced earnings expectations compounded investors’ fears, and by the close of the third quarter, each of the major market indexes lost more than 15% during the quarter.

We continue to project a moderate economic recovery, with gross domestic product (GDP) growth in the range of 3% through next year. Accompanying this level of growth could be continued low inflation and a Federal Reserve Board that could remain accommodating into early 2003. Moreover, this pace of recovery will likely provide investors with a return to more “normal” levels of profitability for U.S. corporations. We believe operating earnings for companies in the Standard & Poor’s 500 Index should increase in the range of 7% into next year, representing a return to historical trend rates of growth. These earnings per share (EPS) gains should be led by moderate improvement in demand, major cost cutting programs during the recession, and solid levels of productivity growth. The integrity of earnings should also be much improved.

Given this scenario, we encourage investors to remain fully diversified according to investment styles and asset classes. Proper asset allocation has proven over time to be the most successful strategy in order to participate in gains while minimizing risk. These times are challenging, and we believe the best way to position portfolios is to maintain their long-term investment strategies, paying particular attention to the investor’s time horizon. As the financial markets become more comfortable with the fundamentals

LETTER TO SHAREHOLDERS continued

of the moderate recovery, and geopolitical risks begin to subside, we believe disciplined, long-term investors will potentially be rewarded for their patience.

Diversification remains important

An environment like the past 12 months offers many reasons for building and maintaining a diversified portfolio, rather than trying to make investment decisions based on anticipated market movements. Exposure to various types of investments should remain a key component of a well-balanced portfolio. Establishing a Systematic Investment Plan* (SIP) could be an appropriate tool to help you achieve your investment goals. As with all investment decisions, remember to consult your financial advisor to develop a strategy that will support your long-term objectives.

Please visit our newly enhanced Web site, EvergreenInvestments.com, for more information about our funds and other investment products available to you. From the Web site, you can also access our quarterly online shareholder newsletter, Evergreen Events, through the “About Evergreen Investments” menu tab. Thank you for your continuing support of Evergreen Investments.

William M. Ennis
President and Chief Executive Officer
Evergreen Investment Company, Inc.

Dennis H. Ferro
President and Chief Investment Officer
Evergreen Investment Management Company, LLC

* A regular investment program neither provides assurance of making a profit nor guarantees against loss in a declining market. You should consider your ability to make regular investments through periods of fluctuating price levels before choosing any regular investment plan.

FUND AT A GLANCE

as of September 30, 2002

“In general, we do not expect any major changes in the economy over the next several months. . . . Given this anticipated backdrop, we believe sticking to our discipline of buying high-quality companies with the potential for strong growth at reasonable prices will be a winning formula.”

MANAGEMENT TEAM

Patricia A. Bannan, CFA
Large Cap Core Growth Team Lead Manager

CURRENT INVESTMENT STYLE2

PERFORMANCE AND RETURNS1

Portfolio Inception Date: 10/31/2000
	Class A	Class B	Class C	Class I
Class Inception Date	10/31/2000	10/31/2000	10/31/2000	10/31/2000

Average Annual Returns*

1 year with sales charge	-22.48%	-22.61%	-19.93%	N/A

1 year w/o sales charge	-17.78%	-18.53%	-18.29%	-17.74%

Since Portfolio Inception	-39.37%	-39.33%	-38.19%	-37.38%

Maximum Sales Charge	5.75%	5.00%	2.00%	N/A
	Front End	CDSC	CDSC

* Adjusted for maximum applicable sales charge, unless noted.

1 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The fund incurs a 12b-1 fee of 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. The advisor is currently waiving a portion of its advisory fee. Had the fee not been waived, returns would have been lower.

2 Source: 2002 Morningstar, Inc.

Morningstar’s Style Box is based on a portfolio date as of 9/30/2002.

The equity Style Box placement is based on a fund’s price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

LONG-TERM GROWTH

Comparison of a $10,000 investment in Evergreen Premier 20 Fund Class A shares,1 versus a similar investment in the Russell 3000 Growth Index (Russell 3000 Growth) and the Consumer Price Index (CPI).

The Russell 3000 Growth is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Class I shares are only offered to investment advisory clients of an investment advisor of an Evergreen fund (or its advisory affiliates), through special arrangements entered into on behalf of Evergreen funds with certain financial services firms, certain institutional investors and persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

Funds that concentrate their investments in a single industry or sector may face increased risk of price fluctuation over more diversified funds due to adverse developments within that industry or sector.

This fund may experience a high turnover rate; however, it is not a principal strategy of the fund to trade frequently. High portfolio turnover can result in higher costs, which may affect fund performance.

Smaller capitalization stock investing may offer the potential for greater long-term results; however, it is also generally associated with greater price volatility due to the higher risk of failure.

Non-diversified funds may face increased risk of price fluctuation over more diversified funds due to adverse developments within certain sectors.

All data is as of September 30, 2002, and subject to change.

PORTFOLIO MANAGER INTERVIEW

How did the fund perform?

The fund’s Class A shares had a total return of -17.78% for the 12-month period ended September 30, 2002, excluding any applicable sales charges. During the same period, the Russell 3000 Growth Index (Russell 3000 Growth) returned -22.22%, while the median return of funds in Lipper’s multi cap growth funds category was -20.85%. Lipper Inc. is an independent monitor of mutual fund performance.

What was the environment like for equity investing?

This was an especially challenging time for equity investing in terms of returns and the level of volatility experienced in the markets. During the 12-month period, the Standard & Poor’s 500 Index was down 20.49% and the Russell 3000 Growth, the fund’s benchmark, returned -22.22%. However, these returns belie the fact that in the beginning of the period the market experienced a significant rally that came on the heels of a huge sell-off following September 11. The technology and consumer discretionary sectors led this rally, advancing for very different reasons. Technology companies had clearly been over-sold and consumer discretionary names rebounded when the anticipated downturn in consumer confidence and subsequent spending did not occur.

Despite signs of the economy improving at the beginning of 2002, a steady stream of earnings disappointments, reports of corporate malfeasance and a weakening of corporate spending on technology caused market conditions to deteriorate. Volatility persisted for the remainder of the period and the market experienced a series of stops and starts with the sell-offs exceeding advances.

PORTFOLIO CHARACTERISTICS
(as of 9/30/2002)

Total Net Assets	$66,301,571

Number of Holdings	32

P/E Ratio	26.9x

What factors contributed positively to performance?

What helped the fund most was the adherence to our strict buy and sell disciplines. We only buy what we believe to be high-quality companies with attractive growth prospects at reasonable valuations. This practice, coupled with our strong sell discipline, led the fund to outperform its benchmark index and Lipper peer group.

The industrial sector was a strong contributor to the fund’s overall performance. We entered 2002 believing that the consensus about the economy in the near term was wrong and economic growth numbers would exceed gross domestic product (GDP) expectations. When this scenario in fact played out, we were able to purchase several high-quality industrial cyclical companies at reasonable prices. These included Illinois Tool Works, Inc., a worldwide manufacturer of highly engineered products and specialty systems, and 3M Company. We also purchased Career Education Corporation, a provider of private, for-profit post-secondary education that offers educational and training

PORTFOLIO MANAGER INTERVIEW continued

programs. The company historically has done well during climates of rising unemployment; as unemployment has risen, the demand for their training services has increased. An additional strong performer was L3 Communications, a defense electronics company. We held a large position in this company and it benefited from increased defense spending.

Energy was another strong performing sector for the fund. Devon Energy, a company involved in oil and natural gas exploration and production, accounted for the vast majority of the gains. We were able to purchase Devon Energy at a reasonable valuation when the stock price declined in response to market concerns regarding acquisitions the company made last year. These concerns turned out to be unfounded and the acquisitions put the company at a strong strategic advantage.

In the consumer discretionary sector we benefited from strong stock selection. Several names that stand out include Starbucks, Jones NY and Harley-Davidson.

Lastly, in the technology sector, Affiliated Computer Services, Inc., a company that handles business process and information technology outsourcing solutions, helped performance. While we did have some exposure to semi-conductor and software holdings that hurt performance, the fund benefited most by avoiding telecom equipment companies and names such as EMC, Sun Microsystems and EDS which all were extremely hard hit.

TOP 5 SECTORS
(as a percentage of 9/30/2002 net assets)

Information Technology	25.0%

Health Care	20.3%

Consumer Discretionary	15.8%

Industrials	10.4%

Energy	8.3%

What types of investments negatively affected performance?

Our underweighted position in the consumer staples sector, which was the best performing sector over the 12-month period, held back the fund’s performance. Relative to our strict selection discipline, we believed many of these stocks were overpriced relative to their potential for upside appreciation and few met our buy criteria.

In financials, positions in two holdings -- Capital One and Citigroup -- held back the fund’s performance. Capital One’s stock fell as a result of having to increase loan reserves due to an investigation into how they classify sub-prime loans. Citigroup shares came under pressure due to accusations of predatory lending practices as well as lawsuits regarding its investment banking division, Salomon Smith Barney. Despite these concerns, we believe Citigroup is an excellent company and may be poised to capture earnings growth if a worldwide growth scenario returns.

PORTFOLIO MANAGER INTERVIEW continued

TOP 10 HOLDINGS
(as a percentage of 9/30/2002 net assets)

Devon Energy Corp.	6.4%
Affiliated Computer Services, Inc.	6.1%
3M Co.	5.3%
Career Education Corp.	5.1%
Lowe’s Companies, Inc.	5.1%
L-3 Communications Holdings, Inc.	5.0%
HCA-The Healthcare Corp.	4.8%
Coca-Cola Co.	4.6%
Harley-Davidson, Inc.	4.3%
Pfizer, Inc.	3.6%

What is your outlook over the next 12 months?

In general, we do not expect any major changes in the economy over the next several months. While we believe the downside is limited at current market levels, we also believe the upside is limited. Despite reasonable valuations and an environment of low interest rates and inflation, it is hard to make the case for corporate earnings to significantly rebound in the near future. Consumer spending, which has been the engine driving economic growth in the past, seems an unlikely catalyst for accelerated growth.

Given this anticipated backdrop, we believe sticking to our discipline of buying high-quality companies with the potential for strong growth at reasonable prices will be a winning formula.

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended September 30,
	2002[1]	2001[2]
CLASS A
Net asset value, beginning of period	$4.95	$10.00
Income from investment operations
Net investment loss	-0.06	-0.04
Net realized and unrealized losses on securities	-0.82	-5.01
Total from investment operations	-0.88	-5.05

Net asset value, end of period	$4.07	$4.95
Total return[3]	-17.78%	-50.50%
Ratios and supplemental data
Net assets, end of period (thousands)	$59,794	$97,212
Ratios to average net assets
Expenses[4]	1.58%	1.51%[5]
Net investment loss	-1.07%	-0.66%[5]
Portfolio turnover rate	211%	333%

1.  Net investment loss per share is based on average shares outstanding during the period.

2.  For the period from October 31, 2000 (commencement of class operations), through September 30, 2001.

3.  Excluding applicable sales charges

4.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

5.  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended September 30,
	2002[1]	2001[2]
CLASS B
Net asset value, beginning of period	$4.91	$10.00
Income from investment operations
Net investment loss	-0.09	-0.08
Net realized and unrealized losses on securities	-0.82	-5.01
Total from investment operations	-0.91	-5.09

Net asset value, end of period	$4.00	$4.91
Total return[3]	-18.53%	-50.90%
Ratios and supplemental data
Net assets, end of period (thousands)	$4,700	$6,042
Ratios to average net assets
Expenses[4]	2.33%	2.27%[5]
Net investment loss	-1.82%	-1.49%[5]
Portfolio turnover rate	211%	333%

1.  Net investment loss per share is based on average shares outstanding during the period.

2.  For the period from October 31, 2000 (commencement of class operations), through September 30, 2001.

3.  Excluding applicable sales charges

4.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

5.  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended September 30,
	2002[1]	2001[2]
CLASS C
Net asset value, beginning of period	$4.92	$10.00
Income from investment operations
Net investment loss	-0.09	-0.08
Net realized and unrealized losses on securities	-0.81	-5.00
Total from investment operations	-0.90	-5.08

Net asset value, end of period	$4.02	$4.92
Total return[3]	-18.29%	-50.80%
Ratios and supplemental data
Net assets, end of period (thousands)	$1,751	$2,056
Ratios to average net assets
Expenses[4]	2.33%	2.27%[5]
Net investment loss	-1.82%	-1.45%[5]
Portfolio turnover rate	211%	333%

1.  Net investment loss per share is based on average shares outstanding during the period.

2.  For the period from October 31, 2000 (commencement of class operations), through September 30, 2001.

3.  Excluding applicable sales charges

4.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

5.  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended September 30,
	2002[1]	2001[2]
CLASS I3
Net asset value, beginning of period	$4.96	$10.00
Income from investment operations
Net investment loss	-0.04	-0.02
Net realized and unrealized losses on securities	-0.84	-5.02
Total from investment operations	-0.88	-5.04

Net asset value, end of period	$4.08	$4.96
Total return	-17.74%	-50.40%
Ratios and supplemental data
Net assets, end of period (thousands)	$57	$74
Ratios to average net assets
Expenses[4]	1.33%	1.26%[5]
Net investment loss	-0.82%	-0.38%[5]
Portfolio turnover rate	211%	333%

1.  Net investment loss per share is based on average shares outstanding during the period.

2.  For the period from October 31, 2000 (commencement of class operations), through September 30, 2001.

3.  Effective at the close of business on May 11, 2001, Class\x11 Y shares were renamed as Institutional shares (Class I).

4.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

5.  Annualized

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

September 30, 2002

	Shares	Value

COMMON STOCKS - 99.9%
CONSUMER DISCRETIONARY - 15.8%
Automobiles - 4.3%
Harley-Davidson, Inc.	61,000	$ 2,833,450
Hotels, Restaurants & Leisure - 3.5%
Starbucks Corp. *	111,600	2,311,236
Multi-line Retail - 2.9%
Kohl’s Corp. *	32,000	1,945,920
Specialty Retail - 5.1%
Lowe’s Companies, Inc.	81,000	3,353,400
CONSUMER STAPLES - 6.2%
Beverages - 4.6%
Coca-Cola Co.	63,600	3,050,256
Household Products - 1.6%
Procter & Gamble Co.	12,000	1,072,560
ENERGY - 8.3%
Energy Equipment & Services - 2.0%
Weatherford International, Ltd. *	35,000	1,299,900
Oil & Gas - 6.3%
Devon Energy Corp.	87,300	4,212,225
FINANCIALS - 5.7%
Banks - 1.2%
Wells Fargo & Co.	17,000	818,720
Diversified Financials - 4.5%
Citigroup, Inc.	27,000	800,550
SLM Corp.	23,000	2,142,220
2,942,770
HEALTH CARE - 20.3%
Biotechnology - 3.3%
Amgen, Inc. *	52,000	2,168,400
Health Care Equipment & Supplies - 4.5%
Saint Jude Medical, Inc. *	39,000	1,392,300
Stryker Corp.	28,000	1,612,800
3,005,100
Health Care Providers & Services - 6.6%
Cardinal Health, Inc.	19,000	1,181,800
HCA-The Healthcare Corp.	67,000	3,189,870
4,371,670
Pharmaceuticals - 5.9%
Forest Laboratories, Inc. *	19,000	1,558,190
Pfizer, Inc.	82,000	2,379,640
3,937,830
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

September 30, 2002

	Shares	Value

INDUSTRIALS - 10.4%
Commercial Services & Supplies - 5.1%
Career Education Corp. *	70,000	$ 3,360,560
Industrial Conglomerates - 5.3%
3M Co.	32,000	3,519,040
INFORMATION TECHNOLOGY - 25.0%
Communications Equipment - 4.3%
Cisco Systems, Inc. *	202,500	2,122,200
Nokia Corp., ADR	53,000	702,250
2,824,450
Computers & Peripherals - 1.8%
Dell Computer Corp. *	51,000	1,199,010
IT Consulting & Services - 6.1%
Affiliated Computer Services, Inc., Class A *	95,100	4,046,505
Semiconductor Equipment & Products - 5.2%
Altera Corp. *	149,800	1,298,766
Texas Instruments, Inc.	147,700	2,181,529
3,480,295
Software - 7.6%
Microsoft Corp. *	49,000	2,143,260
Oracle Corp. *	244,300	1,920,198
Veritas Software Corp. *	64,300	945,853
5,009,311
MATERIALS - 3.2%
Chemicals - 3.2%
PPG Industries, Inc.	48,000	2,145,600
TELECOMMUNICATION SERVICES - 5.0%
Diversified Telecommunication Services - 5.0%
L-3 Communications Holdings, Inc. *(p)	63,148	3,327,900
Total Common Stocks		66,236,108
SHORT-TERM INVESTMENTS - 5.8%
MUTUAL FUND SHARES - 5.8%
Evergreen Institutional U.S. Government Money Market Fund (o)	321,741	321,741
Navigator Prime Portfolio (pp)	3,536,288	3,536,288
Total Short-Term Investments		3,858,029
Total Investments - (cost $77,207,958) - 105.7%		70,094,137
Other Assets and Liabilities - (5.7%)		(3,792,566)
Net Assets - 100.0%		$ 66,301,571
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

September 30, 2002

*	Non-income producing security.
(p)	All or a portion of this security is on loan.
(pp)	Represents investment of cash collateral received for securities on loan.
(o)	The advisor of the fund and the advisor of the money market fund are each a subsidiary of Wachovia Corporation.

Summary of Abbreviations:
ADR	American Depository Receipt
See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2002

Assets
Identified cost of securities	$ 77,207,958
Net unrealized losses on securities	(7,113,821)

Market value of securities	70,094,137
Receivable for Fund shares sold	28,561
Dividends and interest receivable	14,100
Prepaid expenses and other assets	23,186

Total assets	70,159,984

Liabilities
Payable for Fund shares redeemed	292,766
Payable for securities on loan	3,536,288
Advisory fee payable	217
Distribution Plan expenses payable	597
Due to other related parties	185
Accrued expenses and other liabilities	28,360

Total liabilities	3,858,413

Net assets	$ 66,301,571

Net assets represented by
Paid-in capital	$ 144,774,509
Accumulated net realized loss on securities	(71,359,117)
Net unrealized losses on securities	(7,113,821)

Total net assets	$ 66,301,571

Net assets consists of
Class A	$ 59,794,140
Class B	4,699,765
Class C	1,750,930
Class I	56,736

Total net assets	$ 66,301,571

Shares outstanding
Class A	14,690,428
Class B	1,174,250
Class C	435,939
Class I	13,898

Net asset value per share
Class A	$ 4.07
Class A -- Offering price (based on sales charge of 5.75%)	$ 4.32
Class B	$ 4.00
Class C	$ 4.02
Class I	$ 4.08

See Notes to Financial Statements

STATEMENT OF OPERATIONS

September 30, 2002

Investment income
Dividends (net of foreign withholding taxes of $250)	$ 427,720
Securities lending income	25,380
Interest	44,429

Total investment income	497,529

Expenses
Advisory fee	738,983
Distribution Plan expenses
Class A	224,423
Class B	63,919
Class C	23,013
Administrative services fees	98,531
Transfer agent fee	621,229
Trustees’ fees and expenses	2,088
Printing and postage expenses	25,702
Custodian fee	23,694
Registration and filing fees	135,370
Professional fees	16,083
Other	3,528

Total expenses	1,976,563
Less: Expense reductions	(3,197)
Fee waivers	(357,590)

Net expenses	1,615,776

Net investment loss	(1,118,247)

Net realized and unrealized losses on securities
Net realized losses on securities	(14,498,634)
Net change in unrealized gains or losses on securities	2,050,728

Net realized and unrealized losses on securities	(12,447,906)

Net decrease in net assets resulting from operations	$ (13,566,153)

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30,
	2002		2001 (a)

Operations
Net investment loss		$ (1,118,247)		$ (624,644)
Net realized losses on securities		(14,498,634)		(56,860,483)
Net change in unrealized gains or losses
on securities		2,050,728		(9,164,549)

Net decrease in net assets resulting from operations		(13,566,153)		(66,649,676)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class A	782,272	4,268,608	22,009,016	173,971,558
Class B	340,510	1,755,087	1,347,549	9,013,268
Class C	123,650	667,090	469,088	3,344,535
Class I*	16,903	82,026	14,960	138,117

		6,772,811		186,467,478

Automatic conversion of Class B shares to Class A shares
Class A	93,051	522,614	631	3,997
Class B	(94,060)	(522,614)	(635)	(3,997)

		0		0

Payment for shares redeemed
Class A	(5,820,271)	(30,189,796)	(2,374,271)	(13,477,211)
Class B	(302,586)	(1,464,336)	(116,528)	(670,928)
Class C	(105,283)	(543,053)	(51,516)	(284,704)
Class I*	(17,856)	(92,269)	(109)	(592)

		(32,289,454)		(14,433,435)

Net increase (decrease) in net assets resulting from capital share transactions		(25,516,643)		172,034,043

Total increase (decrease) in net assets		(39,082,796)		105,384,367
Net assets
Beginning of period		105,384,367		0

End of period		$ 66,301,571		$ 105,384,367

Undistributed net investment income		$ 0		$ 0

(a) For the period from October 31, 2000 (commencement of operations), through September 30, 2001.

* Effective at the close of business on May 11, 2001, Class Y shares were renamed as Institutional shares (Class I).
See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen Premier 20 Fund (the “Fund”) is a diversified series of Evergreen Equity Trust (the “Trust”), a Delaware business trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund offers Class A, Class B, Class C and Institutional (“Class I”) shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge, but pay a higher ongoing distribution fee than Class A and are sold subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class I shares are sold without a front-end sales charge or contingent deferred sales charge.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price reported on the national securities exchange, where the securities are principally traded.

Foreign securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

b. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan, including accrued interest. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral.

c. Security transactions and investment income

Security transactions are recorded no later than one business day after the trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is

NOTES TO FINANCIAL STATEMENTS continued

recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date, or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

d. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

e. Distributions

Distributions to shareholders from net investment income and net realized gains are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to net operating losses.

f. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly-owned subsidiary of Wachovia Corporation (“Wachovia”) (formerly First Union Corporation), is the investment advisor to the Fund and is paid an annual fee of 0.75% of the Fund’s average daily net assets.

During the year ended September 30, 2002, the investment advisor waived its fees in the amount of $357,590 which represents 0.36% of the Fund’s average daily net assets.

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual administrative fee of 0.10% of the Fund’s average daily net assets.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund.

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wachovia. During the year ended September 30, 2002, the Fund paid brokerage commissions of $144,333 to Wachovia Securities, Inc.

NOTES TO FINANCIAL STATEMENTS continued

4. DISTRIBUTION PLANS

Evergreen Distributor, Inc. (“EDI”), a wholly owned subsidiary of BISYS Fund Services, Inc., serves as principal underwriter to the Fund.

The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, distribution fees are paid at an annual rate of 0.25% of the average daily net assets for Class A shares and 1.00% of the average daily net assets for Class B and Class C shares.

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $200,498,678 and $221,277,714, respectively, for the year ended September 30, 2002.

The Fund loaned securities during the year ended September 30, 2002 to certain brokers. At September 30, 2002, the value of securities on loan and the value of collateral (including accrued interest) amounted to $3,327,900 and $3,536,288, respectively.

On September 30, 2002, the aggregate cost of securities for federal income tax purposes was $78,869,642. The gross unrealized appreciation and depreciation on securities based on tax cost was $3,043,423 and $11,818,928, respectively, with a net unrealized depreciation of $8,775,505.

As of September 30, 2002, the Fund had $55,336,069 in capital loss carryovers for federal income tax purposes expiring in 2010.

For income tax purposes, capital losses incurred after October 31 within the Fund’s fiscal year are deemed to arise on the first business day of the following fiscal year. The Fund has incurred and will elect to defer post-October losses of $14,361,364.

6. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other certain funds in the Evergreen fund family may participate in an interfund lending program. This program allows the funds to borrow from, or lend money to, other participating funds.

During the year ended September 30, 2002, the Fund did not participate in the interfund lending program.

7. DISTRIBUTIONS TO SHAREHOLDERS

As of September 30, 2002, the distributable earnings of the Fund on a tax basis consisted of $8,775,505 of unrealized depreciation and $69,697,433 of capital loss carryforward and post-October loss.

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales.

NOTES TO FINANCIAL STATEMENTS continued

8. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced. The Fund received expense reductions from expense offset arrangements transactions of $3,197, which represents 0.00% of its average net assets.

9. DEFERRED TRUSTEES’ FEES

Each independent Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

10. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $150 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each Fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% of the unused balance, which is allocated pro rata.

During the year ended September 30, 2002, the Fund had no borrowings under this agreement.

11. CONCENTRATION OF RISK

The Fund may invest a substantial portion of their assets in an industry or sector and, therefore, may be more affected by changes in that industry or sector than would be a comparable mutual fund that is not heavily weighted in any industry or sector.

12. CHANGE IN ACCOUNTING PRINCIPLE

As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, which amends certain accounting practices and disclosures, including amortization of premiums and accretion of discounts. Accordingly, the Fund began amortizing premium and accreting discount on all fixed-income securities. Prior to October 1, 2001, the Fund did not hold any fixed-income securities. As a result, adoption of this accounting principle has no impact to the Fund’s financial statements.

INDEPENDENT AUDITORS’ REPORT

Board of Trustees and Shareholders
Evergreen Equity Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen Premier 20 Fund, a portfolio of Evergreen Equity Trust, as of September 30, 2002, and the related statement of operations for the year then ended, statements of changes in net assets and financial highlights for the year then ended and for the period from October 31, 2000 (commencement of operations) to September 30, 2001. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2002 by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Evergreen Premier 20 Fund as of September 30, 2002, and the results of its operations, changes in its net assets, and financial highlights for each of the years or periods described above in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts November 1, 2002

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OFFICERS
William M. Ennis† President DOB: 6/26/1960 Term of office since: 1999	President and Chief Executive Officer, Evergreen Investment Company, Inc. and Chief Operating Officer, Capital Management Group, Wachovia Bank, N.A.

Carol Kosel†† Treasurer DOB: 12/25/1963 Term of office since: 1999	Senior Vice President, Evergreen Investment Services, Inc. and Treasurer, Vestaur Securities, Inc.; former Senior Manager, KPMG LLP.

Michael H. Koonce†† Secretary DOB: 4/20/1960 Term of office since: 2000	Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Senior Vice President and Assistant General Counsel, Wachovia Corporation; former Senior Vice President and General Counsel, Colonial Management Associates, Inc.; former Vice President and Counsel, Colonial Management Associates, Inc.

Nimish S. Bhatt††† Vice President and Assistant Treasurer DOB: 6/6/1963 Term of office since: 1998	Vice President, Tax, BISYS Fund Services; former Assistant Vice President, EAMC/First Union National Bank; former Senior Tax Consulting/Acting Manager, Investment Companies Group, PricewaterhouseCoopers LLP, New York.

Bryan Haft††† Vice President DOB: 1/23/1965 Term of office since: 1998	Team Leader, Fund Administration, BISYS Fund Services.

† The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

†† The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

††† The address of the Officer is 3435 Stelzer Road, Columbus, OH 43219.

BOARD OF TRUSTEES*
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991	Principal occupations: Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; The Francis Ouimet Society; Former Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice); Former Director, Health Development Corp. (fitness-wellness centers); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Other directorships: None

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974	Principal occupations: Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; Former Managing Partner, Roscommon Capital Corp.; Former Chairman of the Board, Director, and Executive Vice President, The London Harness Company (leather goods purveyor); Former Chairman, Gifford, Drescher & Associates (environmental consulting); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Other directorships: None

Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983	Principal occupations: Partner, Stonington Partners, Inc. (private investment firm); Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; Former Chairman of the Board and Chief Executive Officer, Carson Products Company (manufacturing); Former Director of Phoenix Total Return Fund and Equifax, Inc. (worldwide information management); Former President, Morehouse College; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Other directorships: Trustee, Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988	Principal occupations: Sales Manager, SMI-STEEL - South Carolina (steel producer); Former Sales and Marketing Management, Nucor Steel Company; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Other directorships: None

Thomas L. McVerry Trustee DOB: 8/2/1938 Term of office since: 1993	Principal occupations: Director of Carolina Cooperative Credit Union; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust. Other directorships: None

William Walt Pettit Trustee DOB: 8/26/1955 Term of office since: 1984	Principal occupations: Partner and Vice President in the law firm of Kellam & Pettit, P.A.; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Other directorships: None

BOARD OF TRUSTEES* continued

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982	Principal occupations: President, Richardson, Runden & Company (new business development/consulting company); Managing Director, Kennedy Information, Inc. (executive recruitment information and research company); Trustee, 411 Technologies, LLP (communications); Director, J&M Cumming Paper Co. (paper merchandising); Columnist, Commerce and Industry Association of New Jersey; Former Vice Chairman, DHR International, Inc. (executive recruitment); Former Senior Vice President, Boyden International Inc. (executive recruitment); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Other directorships: None

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984	Principal occupations: Medical Director, Healthcare Resource Associates, Inc.; Former Medical Director, U.S. Health Care/Aetna Health Services; Former Consultant, Managed Health Care; Former President, Primary Physician Care; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Other directorships: None

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984	Principal occupations: Attorney, Law Offices of Michael S. Scofield; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust. Other directorships: None

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993	Principal occupations: Independent Consultant; Director, Trust Company of CT; Trustee, Saint Joseph College (CT); Director of Hartford Hospital, Old State House Association; Trustee, Greater Hartford YMCA; Former Chairman, Environmental Warranty, Inc. (insurance agency); Former Executive Consultant, Drake Beam Morin, Inc. (executive outplacement); Former Director of Enhance Financial Services, Inc.; Former Director of CTG Resources, Inc. (natural gas); Former Director Middlesex Mutual Assurance Company; Former Chairman, Board of Trustees, Hartford Graduate Center; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Other directorships: None

Richard K. Wagoner, CFA** Trustee DOB: 12/12/1937 Term of office since: 1999	Principal occupations: Current Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society; Former Chief Investment Officer, Executive Vice President and Head of Capital Management Group, First Union National Bank; Former Consultant to the Boards of Trustees of the Evergreen Funds; Former Member, New York Stock Exchange; Former Trustee, Mentor Funds and Cash Resource Trust.

Other directorships: None

* Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. The address of each Trustee is 200 Berkeley Street, Boston, MA 02116. Each Trustee oversees 105 Evergreen funds.

** Mr. Wagoner is an “interested person” of the fund because of his ownership of shares in Wachovia Corporation (formerly First Union Corporation), the parent to the fund’s investment advisor.

Additional information about the fund’s Board of Trustees can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

Investments that stand the test of time

Year in and year out, Evergreen Investments seeks to provide each client with sound, time-tested investment strategies designed for sustainable long-term success. With $213 billion* in assets under management, we manage diverse investments from institutional portfolios to mutual funds, variable annuities to retirement plans, alternative investments to private accounts. Our commitment to every one of our clients is reflected in the rigor and discipline with which we manage investments.

We offer a complete family of mutual funds designed to help investors meet a wide range of financial goals. From money market funds that meet short-term needs to international funds that involve greater risk but seek potentially higher returns, Evergreen provides a broad array of flexible investment options. Across all investment styles, we are committed to providing investors with investment excellence day after day, quarter after quarter and year after year.

*As of September 30, 2002

Visit us online at EvergreenInvestments.com

FOR MORE INFORMATION
Evergreen Express Line 800.346.3858
Evergreen Investor Services 800.343.2898

The Dalbar Mutual Fund Service Award symbolizes the achievement of the highest tier of service to shareholders within the mutual fund industry. It is awarded only to firms that exceed industry norms in key service areas. Evergreen Investments was measured against 62 mutual fund service providers.

563831 11/2002

Evergreen Investments
200 Berkeley Street
Boston, MA 02116-5034